Supplement to
Fidelity Targeted International
Equity Funds®
December 30, 2006
Prospectus

Fidelity® Canada Fund is composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

Proposed Reorganization. The Board of Trustees of Fidelity Investment Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Nordic Fund and Fidelity Europe Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Nordic Fund in exchange for shares of Fidelity Europe Fund equal in value to the relative net asset value of the outstanding shares of Nordic Fund. After the exchange, Fidelity Nordic Fund will distribute the Fidelity Europe Fund shares to its shareholders pro rata, in liquidation of Fidelity Nordic Fund (these transactions are referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Fidelity Nordic Fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity Nordic Fund is expected to be held on May 16, 2007, and approval of the Agreement will be voted on at that time. Shareholders of record on March 19, 2007 will be entitled to vote at the Meeting. In connection with the Meeting, Fidelity Nordic Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Europe Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place in June 2007. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Fidelity Nordic Fund shareholders fail to approve the Agreement, Fidelity Nordic Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity Nordic Fund.

Effective the close of business on March 14, 2007, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their existing fund positions. Investors who do not own shares of the fund on March 14, 2007 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by March 14, 2007, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since March 14, 2007, 3) by a mutual fund or qualified tuition program for which FMR or an affiliate serves as investment manager, and 4) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Europe Fund, please call 1-800-544-3198 after March 19, 2007. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

Going forward, China Region's performance will be compared to Morgan Stanley Capital International (MSCI) Golden Dragon Index rather than Hang Seng Index because MSCI Golden Dragon Index conforms more closely to the fund's investment strategy. MSCI Golden Dragon Index is a market capitalization-weighted index designed to represent the performance of the equity markets of Hong Kong, Taiwan, and China.

Fidelity China Region Fund Linked Index represents the performance of the Hang Seng Index, from the commencement of China Region until September 1, 2000, the MSCI Golden Dragon Plus Index from September 1, 2000 until May 31, 2007, and the MSCI Golden Dragon Index beginning June 1, 2007.

TIF-07-05 June 1, 2007
1.483702.151

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 7.

Canada
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	6.12%	-14.92%	40.56%	12.28%	-9.61%	-4.27%	51.91%	23.92%	27.89%	15.04%

During the periods shown in the chart for Canada:	Returns	Quarter ended
Highest Quarter Return	 31.62%	December 31, 1999
Lowest Quarter Return	 -28.11%	September 30, 1998
Year-to-Date Return	 4.21%	March 31, 2007

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 11.

For the periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
Canada
Return Before Taxes	15.04%	21.53%	13.07%
Return After Taxes on Distributions	14.40%	21.40%	12.40%
Return After Taxes on Distributions and Sale of Fund Shares	10.27%	19.17%	11.31%
S&P/TSX Composite (reflects no deduction for fees, expenses, or taxes)	17.81%	20.48%	11.80%

The following information replaces the biographical information for Yoko Ishibashi found in the "Fund Management" section on page 29.

Robert Rowland is vice president and manager of Japan Fund, which he has managed since April 2007. He also manages other Fidelity Funds. Since joining Fidelity Investments in 1995, Mr. Rowland has worked as a research analyst and portfolio manager.

Adam Kutas no longer serves as portfolio manager of Fidelity Latin America.

The following information replaces the biographical information for Kon Chung Lee found in the "Fund Management" section on page 29.

Wilson Wong is vice president and manager of China Region Fund, which he has managed since June 2007. Mr. Wong also manages other Fidelity funds. Since joining Fidelity Investments in 2000, Mr. Wong has worked as an investment analyst and portfolio manager.

The following information replaces the biographical information for Darren Maupin found in the "Fund Management" section on page 29.

Melissa Reilly is vice president and manager of Europe Capital Appreciation Fund, which she has managed since May 2007. She also manages other Fidelity funds. Prior to joining Fidelity Investments in 2004, Ms. Reilly worked for Putnam Investments as a research analyst, senior vice president and portfolio manager from 1999 until 2004.